Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Under Rule 14a-12

GENIUS BRANDS INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing party:

4)	Date Filed:

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

GENIUS BRANDS INTERNATIONAL, INC.

190 N. Canon Drive, 4th Fl.

Beverly Hills, California 90210

(310) 273-4222

[_____], 2020

To Our Stockholders:

You are cordially invited to attend a special meeting of stockholders of Genius Brands International, Inc. to be held at 10:00 a.m. Pacific Daylight Time, on Thursday, August 27, 2020. As a result of the public health and travel risks and concerns due to COVID-19, the special meeting will be a virtual meeting via live webcast on the internet. You will be able to attend the special meeting to vote by visiting www.virtualshareholdermeeting.com/GNUS2020SM.

You will not be able to attend the special meeting in person.

Details regarding the meeting, the business to be conducted at the meeting, and information about Genius Brands International, Inc. that you should consider when you vote your shares are described in this proxy statement.

At the special meeting, we will ask stockholders to approve the following proposals:

1.	To approve a proposed amendment to the Genius Brands International, Inc. Articles of Incorporation, as amended, to increase the authorized number of shares of Genius Brands International, Inc. common stock from 233,333,334 to 400,000,000 in order to enable Genius Brands International, Inc. to efficiently take advantage of accretive opportunities, largely targeting acquisitions, which may arise and provide enriched shareholder value as the media industry undergoes a period of consolidation; and

2.	To adjourn the meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal described above.

The Board of Directors recommends the approval of each of the proposals. Such other business will be transacted as may properly come before the special meeting.

We hope you will be able to attend the special meeting. Whether you plan to attend the special meeting or not, it is important that you cast your vote either at the virtual special meeting or by proxy. You may vote over the Internet as well as by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Genius Brands International, Inc. We look forward to seeing you at the special meeting.

Sincerely,

Andy Heyward
Chief Executive Officer

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

GENIUS BRANDS INTERNATIONAL, INC.

190 N. Canon Drive, 4th Fl.

Beverly Hills, California 90210

(310) 273-4222

[_________], 2020

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TIME:	10:00 a.m. Pacific Daylight Time

DATE:	August 27, 2020.

ACCESS:	www.virtualshareholdermeeting.com/GNUS2020SM

The special meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend the special meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/GNUS2020SM and entering the control number included in the proxy card that you receive.

PURPOSES:

1.	To approve a proposed amendment to the Genius Brands International, Inc. Articles of Incorporation, as amended, to increase the authorized number of shares of Genius Brands International, Inc. common stock from 233,333,334 to 400,000,000 in order to enable Genius Brands International, Inc. to efficiently take advantage of accretive opportunities, largely targeting acquisitions, which may arise and provide enriched shareholder value as the media industry undergoes a period of consolidation;

2.	To approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal described above; and

3.	To transact such other business that is properly presented at the special meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Genius Brands International, Inc. common stock at the close of business on June 29, 2020. A list of stockholders of record will be available at the special meeting and, during the 10 days prior to the special meeting, at our principal executive offices located at 190 N. Canon Drive, 4th Fl., Beverly Hills, CA 90210.

All stockholders are cordially invited to attend the virtual special meeting. Whether you plan to attend the special meeting or not, we urge you to vote and submit your proxy by the Internet or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Michael Jaffa
Corporate Secretary

i

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

GENIUS BRANDS INTERNATIONAL, INC.

190 N. Canon Drive, 4th Fl.

Beverly Hills, California 90210

(310) 273-4222

PROXY STATEMENT FOR THE GENIUS BRANDS INTERNATIONAL, INC.

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 27, 2020

This proxy statement, along with the accompanying notice of special meeting of stockholders, contains information about the special meeting of stockholders of Genius Brands International, Inc., including any adjournments or postponements of the special meeting. We are holding the special meeting at 10:00 a.m. Pacific Daylight Time, on Thursday, August 27, 2020.

You will be able to attend the special meeting, vote and submit your questions during the special meeting by visiting www.virtualshareholdermeeting.com/GNUS2020SM. You will not be able to attend the special meeting in person.

In this proxy statement, we refer to Genius Brands International, Inc. as “Genius Brands International, Inc.,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the special meeting.

On or about [_________], 2020, we began sending this proxy statement, the attached Notice of Special Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the special meeting.

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IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors of Genius Brands International, Inc. is soliciting your proxy to vote at the special meeting of stockholders, to be held at 10:00 a.m. Pacific Daylight Time, on Thursday, August 27, 2020 and any adjournments or postponements of the meeting, which we refer to as the special meeting. The proxy statement along with the accompanying Notice of Special Meeting of Stockholders, or the Notice, summarizes the purposes of the meeting and the information you need to know to vote at the special meeting.

We have sent you this proxy statement, the Notice and the proxy card because you owned shares of Genius Brands International, Inc. common stock, par value $0.001 per share (“Common Stock”), on June 29, 2020, the record date. The Company intends to commence distribution of the proxy materials to stockholders on or about [                   ], 2020.

You may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Why are you holding a virtual Special Meeting?

Due to the ongoing public health impact of COVID-19 and to support the health and well-being of our stockholders, the special meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the special meeting so they can ask questions of our board of directors or management, as time permits.

What happens if there are technical difficulties during the Special Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual special meeting, voting at the special meeting or submitting questions at the special meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Who Can Vote?

Only stockholders of record who owned Common Stock at 5:00 p.m. PDT on June 29, 2020 will be entitled to vote at the special meeting. On this record date, there were 223,956,612 shares of our Common Stock outstanding and entitled to vote. Our Common Stock is our only class of voting stock.

If on June 29, 2020 your shares of Common Stock were registered directly in your name with our transfer agent, VStock Transfer LLC, then you are a stockholder of record.

If on June 29, 2020 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the virtual special meeting. However, since you are not the stockholder of record, you may not vote your shares at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

You do not need to attend the special meeting to vote your shares. Shares represented by valid proxies, received in time for the special meeting and not revoked prior to the special meeting, will be voted at the special meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

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How Many Votes Do I Have?

Each share of Common Stock is entitled to one vote.

How Do I Vote?

Whether you plan to attend the special meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted for, against or abstain with respect to each of the proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the special meeting. If your shares are registered directly in your name through our stock transfer agent, VStock Transfer, LLC, or you have stock certificates registered in your name, you may vote:

•	By Internet. Follow the instructions included in the proxy card to vote by Internet.

•	By mail. You can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

•	During the meeting. If you attend the meeting by visiting www.virtualshareholdermeeting.com/GNUS2020SM, you may vote and submit questions during the special meeting (have your proxy card in hand when you visit the website).

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time on August 26, 2020.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares during the special meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the special meeting in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the amendment to the Genius Brands International, Inc. Articles of Incorporation, as amended; and
•	“FOR” the proposal to approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve to the proposals mentioned above.

If any other matter is presented at the special meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the special meeting, other than those discussed in this proxy statement.

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May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the special meeting. You may change or revoke your proxy in any one of the following ways:

•	by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•	by re-voting by Internet as instructed above;
•	by notifying our Corporate Secretary in writing before the special meeting that you have revoked your proxy; or
•	by voting during the virtual special meeting. Attending the virtual special meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the special meeting that it be revoked.

Your most current vote, whether by Internet or proxy card, is the one that will be counted.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

What Constitutes a Quorum for the Special Meeting?

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the special meeting is necessary to constitute a quorum at the special meeting. Votes of stockholders of record who are present at the special meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in “street name” and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares on the approval of the amendment to the Articles of Incorporation (Proposal 1 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the special meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Approve Amendment to Genius Brands International, Inc. Articles of Incorporation	The affirmative vote of a majority of our total issued and outstanding voting capital stock is required to approve the amendment to the Genius Brands International, Inc. Articles of Incorporation, as amended, to increase our authorized shares of Common Stock from 233,333,334 to 400,000,000. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have the same effect as a vote against this proposal.

Proposal 2: Approve the Adjournment of the Special Meeting	The special meeting may be adjourned by the vote of the majority of the shares represented at the meeting, either in person or by proxy. The stockholders present may adjourn the meeting despite the absence of a quorum. Abstentions will be treated as votes against the proposal and broker non-votes will have no effect on the vote of this proposal.

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Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, VStock Transfer, LLC, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you provide, on the proxy card or otherwise.

Where Can I Find the Voting Results of the Special Meeting?

The preliminary voting results will be announced at the special meeting, and we will publish preliminary results, or final results if available, in a Current Report on Form 8-K within four business days of the special meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies and Who Will Bear These Costs?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

We have engaged Morrow Sodali to act as our proxy solicitor in connection with the proposals to be acted upon at the special meeting. Pursuant to our agreement with Morrow Sodali, Morrow Sodali will, among other things, provide advice regarding proxy solicitation issues and solicit proxies from our stockholders on our behalf in connection with the special meeting. For these services, we will pay a fee of approximately $10,000 plus expenses.

Attending the Special Meeting

The special meeting will be held at 10:00 a.m. Pacific Daylight Time, on Thursday, August 27, 2020 in a virtual meeting format only. To attend the virtual special meeting, go to www.virtualshareholdermeeting.com/GNUS2020SM shortly before the meeting time, and follow the instructions for downloading the Webcast. If you miss the special meeting, you can view a replay of the Webcast at www.virtualshareholdermeeting.com until August 27, 2021. You need not attend the special meeting in order to vote.

Householding of Annual Disclosure Documents

SEC rules allow us or your broker to send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, please write to us at Genius Brands International, Inc. 190 N. Canon Drive, 4th Fl., Beverly Hills, CA 90210, Attention: Corporate Secretary.

If you do not wish to participate in “householding” and would like to receive your own set of Genius Brands International, Inc. proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Genius Brands International, Inc. stockholder and together both of you would like to receive only a single set of proxy materials, follow these instructions:

•	If your Genius Brands International, Inc. shares are registered in your own name, please write to us at Genius Brands International, Inc. 190 N. Canon Drive, 4th Fl., Beverly Hills, CA 90210, Attention: Corporate Secretary.
•	If a broker or other nominee holds your Genius Brands International, Inc. shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the beneficial ownership of shares of our $0.001 par value Common Stock as of July 22, 2020, known by us through transfer agent and other records, held by: (i) each person who beneficially owns 5% or more of the shares of Common Stock then outstanding; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all of our current directors and executive officers as a group.

The information in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Exchange Act. To our knowledge and unless otherwise indicated, each stockholder has sole voting power and investment power over the shares listed as beneficially owned by such stockholder, subject to community property laws where applicable. Percentage ownership is based on 224,047,848 shares of Common Stock outstanding as of July 22, 2020. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o 190 N. Canon Drive, Floor 4, Beverly Hills, CA 90210.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (1)
Directors and Named Executive Officers
Andy Heyward	14,904,994	(2)	6.63%
Robert L. Denton	71,726	(5)	*
Michael Klein	220,000	(7)	*
Joseph “Gray” Davis	13,335	(3)	*
P. Clark Hallren	13,335	(3)	*
Michael Jaffa	71,726	(6)	*
Margaret Loesch	13,335	(3)	*
Lynne Segall	13,335	(3)	*
Anthony Thomopoulos	13,450	(4)	*

All current executive officers and directors as a group (consisting of 9 persons)	15,366,550		6.82%

5% Stockholders

___________________

* Indicates ownership less than 1%

(1)	Applicable percentage ownership is based on 224,047,848 shares of Common Stock outstanding as of July 22, 2020, together with securities exercisable or convertible into shares of Common Stock within 60 days of July 22, 2020. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of July 22, 2020 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

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(2)	Consists of (i) 990,728 shares of Common Stock held by A Squared Holdings LLC over which Andy Heyward holds sole voting and dispositive power; (ii) 12,988,092 shares of Common Stock held by Andy Heyward; (iii) 1,234 shares held by Heyward Living Trust; (iv) 448,750 options to acquire shares of Common Stock issuable now or within 60 days of July 22, 2020 upon the exercise of stock options; (v) 476,190 shares of Common Stock issuable upon conversion of 100 shares of the Company’s Series A Convertible Preferred Stock which may not be converted to the extent that the holder or any of its affiliates would own more than 9.99%.

(3)	Consists of 13,335 shares of Common Stock issuable now or within 60 days of July 22, 2020 upon the exercise of stock options granted.

(4)	Consists of (i) 115 shares of Common Stock and (ii) 13,335 shares of Common Stock issuable now or within 60 days of July 22, 2020 upon the exercise of stock options granted to Mr. Thomopoulos.

(5)	Consists of 71,726 shares of Common Stock issuable upon exercise of stock options granted to Mr. Denton on June 7, 2018 and 15,000 shares of Common Stock issuable upon exercise of stock options granted to Mr. Denton on March 7, 2019.

(6)	Consists of 71,726 shares of Common Stock issuable upon exercise of stock options granted to Mr. Jaffa on June 7, 2018 and 15,000 shares of Common Stock issuable upon exercise of stock options granted to Mr. Jaffa on March 7, 2019.

(7)	Consists of 100,000 shares of Common Stock and 120,000 shares of Common Stock issuable upon exercise of certain warrants.

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PROPOSAL NO. 1: AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE FROM 233,333,334 SHARES TO 400,000,000 SHARES THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED AND THE TOTAL AUTHORIZED SHARES

(Notice Item 1)

The Board of Directors has determined that it is advisable, in order to provide the Company with the flexibility to take advantage of opportunities which may arise in its industry, especially value-accretive partnerships and acquisitions, to increase our authorized shares of Common Stock from 233,333,334 shares to 400,000,000 shares and to increase the total number of authorized shares of capital stock from 243,333,334 shares to 410,000,000 shares, and has voted to recommend that the stockholders adopt an amendment to our Articles of Incorporation effecting the proposed increase (the “Share Increase Amendment”). As a leader in the business of developing, producing, marketing and licensing branded entertainment properties and consumer products, the Company must, in the view of the Board, position itself to nimbly enter into strategic partnerships and value-accretive transactions in order to grow its brand portfolio ahead of the industry as a whole. The lack of authorized shares of Common Stock available for issuance could undermine the Company’s ability to so position itself. Further description of the background and reasons for the amendment is provided below under “Background and Purpose of the Share Increase Amendment,” and the full text of the proposed amendment to the Articles of Incorporation is attached to this proxy statement as Appendix B.

Overview

The Articles of Incorporation currently authorizes the issuance of 233,333,334 shares of Common Stock, and 10,000,000 shares of preferred stock, par value $0.001 per share. The Board approved the Share Increase Amendment, which amends Article IV of the Articles of Incorporation to increase the number of authorized shares of Common Stock from 233,333,334 shares to 400,000,000 shares and, correspondingly, to increase the total number of shares of all classes of capital stock that the Company has authority to issue from 243,333,334 to 410,000,000 shares.

The proposed Share Increase Amendment would amend Sections 4.01 and 4.02 of Article IV of the Articles of Incorporation, respectively, to read in their entirety as follows:

“4.01 Authorized Capital Stock The total number of shares of stock this Corporation is authorized to issue shall be four hundred and ten million (410,000,000) shares. This stock shall be divided into two classes to be designated as “Common Stock” and “Preferred Stock.”

4.02 Common Stock The total number of authorized shares of Common Stock shall be four hundred million (400,000,000) shares with par value of $0.001 per share. Each share of Common Stock, when issued, shall have one (1) vote on all matters presented to the stockholders.”

As of July 22, 2020, there were:

•	224,047,848 shares of Common Stock issued and outstanding (excluding treasury shares);

•	476,190 shares of Common Stock underlying the Series A Convertible Preferred Stock;

•	2,990,096 shares of Common Stock underlying outstanding warrants;

•	1,917,866 shares of Common Stock underlying outstanding options granted; and

•	249,801 shares reserved for issuance under our Genius Brands International, Inc. 2015 Incentive Plan, as amended.

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As a result, we may not have enough shares of Common Stock available for future issuance. 2,990,096 shares of Common Stock are issuable upon the exercise of existing warrants to purchase Common Stock, and such amount could be higher to the extent there are future dilutive issuances at lower prices. As noted above, the lack of authorized shares of Common Stock available for issuance could unnecessarily limit or delay our ability to pursue future value-creating financings, acquisitions and other transactions. We could also be limited in our ability to effectuate future stock dividends.

Background and Purpose of the Share Increase Amendment

The Board believes it is in the Company’s and the Company’s stockholders’ best interest to increase the number of authorized shares of Common Stock to 400,000,000. This amendment is, in the judgment of the Board, necessary to provide adequate authorized share capital to provide flexibility for future issuances of Common Stock if determined by the Board to be in the best interests of the Company without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance. The Board believes such flexibility will be instrumental to enable the Company to efficiently take advantage of accretive opportunities, largely targeting acquisitions, which may arise and provide enriched shareholder value as the media industry undergoes a period of consolidation. Future activities may include, but are not limited to:

•	establishing strategic relationships with other companies;

•	acquiring other businesses or assets;

•	raising capital through sales of equity securities (issuances of shares of common stock or debt or equity securities that are convertible into common stock);

•	providing equity incentives to employees, officers or directors;

•	declaring stock dividends; and

•	achieving other corporate purposes.

Other than as described above, we currently do not have any plan to issue shares of Common Stock. The Board believes the additional authorized shares of Common Stock should be available for financing and other corporate purposes, in order to enable the Company to efficiently take advantage of accretive opportunities which may arise in the Company’s industry without the potential expense and delay incident to obtaining stockholder approval for a particular financing or other issuance.

Effects of the Proposed Share Increase Amendment

The additional shares of authorized Common Stock would be identical to the shares of Common Stock now authorized and outstanding, and the Share Increase Amendment would not affect the rights of current holders of Common Stock. Any issuances of additional shares of Common Stock, however, could adversely affect the existing holders of shares of Common Stock by diluting their ownership, voting power and earnings per share and book value per share with respect to such shares.

The current holders of Common Stock do not have preemptive rights to purchase any shares of Common Stock that may be issued and the Board has no plans to grant such rights with respect to any such shares. The Company is currently authorized to issue up to ten million shares of preferred stock, of which 6,000 shares have been designated as 0% Series A Convertible Preferred Stock and 100 shares of 0% Series A Convertible Preferred Stock are outstanding. The Board has the authority to determine the price, rights, preferences, privileges and restrictions, including voting rights and the right to convert any preferred stock into shares of Common Stock, of the unissued shares of preferred stock without any further vote or action by the stockholders. The proposed Share Increase Amendment will not affect this authorization.

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As a general matter, the Board would be able to issue or reserve for issuance the additional shares of Common Stock in its discretion from time to time, without further action or approval of the Company’s stockholders, subject to and as limited by applicable law, regulation and the rules or listing requirements of any then applicable securities exchange.

Possible Anti-Takeover Effects of the Share Increase Amendment

The Board is unaware of any specific effort to obtain control of the Company and therefore has no present intention of using the proposed increase in the number of authorized shares of common stock as an anti-takeover device. However, the Company’s authorized but unissued Common Stock could (within the limits imposed by applicable law, regulation and the rules or listing requirements of any then applicable securities exchange) be issued in one or more transactions that could make a change of control much more difficult and therefore more unlikely.

If this proposal is approved, we will not solicit further authorization by vote of the stockholders for the issuance of the additional shares of common stock proposed to be authorized, except as required by law, regulatory authorities or rules of The Nasdaq Stock Market or any other stock exchange on which our shares may then be listed. The issuance of additional shares of Common Stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power.

The affirmative vote of a majority of our total issued and outstanding voting capital stock is required to approve the amendment to our Articles of Incorporation to effect the proposed increase in our authorized shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR ARTICLES OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL NO. 2: APPROVAL TO ADJOURN THE SPECIAL MEETING

(Notice Item 2)

Our Board of Directors has determined that the adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to amend our articles of incorporation is advisable and in the best interests of the Corporation and its stockholders and has approved the adjournment of the special meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposals described herein.

The special meeting may be adjourned by the vote of the majority of the shares represented at the meeting, either in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting, to amend our articles of incorporation.

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STOCKHOLDER PROPOSALS

Stockholders may present proposals intended for inclusion in our proxy statement for our 2021 Annual Meeting of Stockholders (the “2021 Proxy Statement”) provided that such proposals are received by the Secretary of the Company in accordance with the time schedules set forth in, and otherwise in compliance with, applicable SEC regulations, and our bylaws, as applicable. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2021 Proxy Statement.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the special meeting. If any other business is properly brought before the special meeting, proxies will be voted in accordance with the judgment of the persons named therein.

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Appendix A
Proxy Card

* SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999

VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy and log-on using the below control number. Voting will be open until 11:59 pm (ET) on August 26, 2020.

CONTROL #

VOTE BY MAIL

Mark, sign and date your consent and return it in the envelope we have provided to 18 Lafayette Place, Woodmere, NY 11598.

VOTE/ATTEND VIRTUALLY

If you would like to vote/attend the meeting, please attend the virtual meeting by visiting www.virtualshareholdermeeting.com/GNUS2020 on August 27, 2020 at 10:00 am (PT).

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Special Meeting of Stockholders - Genius Brands International, Inc.

▼	▼

DETACH CARD HERE TO VOTE BY MAIL

(1)	To approve a proposed amendment to the Genius Brands International, Inc. Articles of Incorporation, as amended, to increase the authorized number of shares of Genius Brands International, Inc. common stock from 233,333,334 to 400,000,000 and to increase the total number of authorized shares of capital stock from 243,333,334 shares to 410,000,000 shares;

□ VOTE FOR	□ VOTE AGAINST	□ ABSTAIN

(2)	To approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal described above.

□ VOTE FOR	□ VOTE AGAINST	□ ABSTAIN

Date	Signature	Signature, if held jointly

To change the address on your account, please check the box at right and indicate your new address.

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GENIUS BRANDS INTERNATIONAL, INC.

Special Meeting of Stockholders

August 27, 2020

GENIUS BRANDS INTERNATIONAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Genius Brands International, Inc., a Nevada corporation (the “Company”), revoking all prior proxies, hereby appoints Andy Heyward, Robert L. Denton and Michael Jaffa, and each of them, with full power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote all shares of Common Stock, par value $0.001 per share (the “Common Stock”) of the Company, which the undersigned will be entitled to vote at the virtual Special Meeting of Stockholders of the Company to be held on August 27, 2020, at 10:00 a.m. PT, and at any adjournment or postponement thereof. Each share of Common Stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION AND FOR THE PROPOSAL TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE PROPOSAL MENTIONED ABOVE AND, IN THE CASE OF OTHER MATTERS THAT LEGALLY COME BEFORE THE MEETING, AS SAID PROXY(S) MAY DEEM ADVISABLE.

Please check here if you plan to attend the Special Meeting of Stockholders on August 27, 2020 at 10:00 a.m. (PT). ☐

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)

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Appendix B

Text of Certificate of Amendment to Articles of Incorporation

FORM OF

CERTIFICATE OF AMENDMENT TO

ARTICLES OF INCORPORATION

OF

GENIUS BRANDS INTERNATIONAL, INC.

(Pursuant to NRS 78.385 and 78.390)

Pursuant to the provisions of the Nevada Revised Statutes, Chapter 78, the undersigned officer does hereby certify:

FIRST:	That the name of the Corporation is Genius Brands International, Inc. (the “Corporation”).

SECOND:	That the directors of the Corporation unanimously adopted a resolution on July 24, 2020 which resolution approved an amendment to the Corporation’s Articles of Incorporation (the “Articles”), subject to stockholder approval in accordance with NRS 78.390.

THIRD:	That the stockholders of the Corporation have approved the following amendment to the Articles pursuant to NRS 78.385 and NRS 78.390, such amendment to become effective immediately upon filing with the Nevada Secretary of State:

Sections 4.01 and 4.02 of Article IV of the Articles are amended to read in full as follows:

4.01 Authorized Capital Stock The total number of shares of stock this Corporation is authorized to issue shall be four hundred and ten million (410,000,000) shares. This stock shall be divided into two classes to be designated as “Common Stock” and “Preferred Stock.”

4.02 Common Stock The total number of authorized shares of Common Stock shall be four hundred million (400,000,000) shares with par value of $0.001 per share. Each share of Common Stock when issued, shall have one (1) vote on all matters presented to the stockholders.

IN WITNESS WHEREOF, this Certificate of Amendment to the Articles of Incorporation of Genius Brands International, Inc., is executed as of [________], 2020.

Andy Heyward
Chief Executive Officer

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